RBC Capital Markets Financial Institutions Conference September 26, 2007 Presenter Robert W. Daigle President and Chief Executive Officer Exhibit 99.2

Safe Harbor Statement
This report contains statements that may be considered forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-
looking statements can be identified by the use of the words "believe," "expect," "anticipate," "intend," "estimate,"
"assume," "will," "should," and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National
Corporation ("Camden"). These risks, uncertainties and other factors may cause the actual results, performance or achievements of Camden to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.
Some of the factors that might cause these differences include the following: (i) failure of the parties to satisfy the closing conditions in the Merger Agreement in a timely manner or at all; (ii) failure of the shareholders of Union
Bankshares Company ("Union Bankshares") to approve the Merger Agreement; (iii) failure to obtain governmental approvals of the Merger, or imposition of adverse regulatory conditions in connection with such approvals; (iv) disruptions in the businesses of the parties as a result of the pendency of the Merger; (v)
integration costs following the merger, (vi) changes in general, national or regional economic conditions; (vii)
changes in loan default and charge-off rates; (viii) reductions in deposit levels necessitating increased borrowing to fund loans and investments; (ix) changes in interest rates; (x) changes in laws and regulations; (xi) changes in the size and nature of the Camden's competition; and (xii) changes in the assumptions used in making such forward-looking statements. Other factors could also cause these differences. For more information about these factors please see Camden’s and Union Bankshares’ filings with the SEC, including their Annual Report on Form
10-K on file with the Securities and Exchange Commission ("SEC"). All of these factors should be carefully reviewed, and readers should not place undue reliance on these forward-looking statements. These forward-
looking statements were based on information, plans and estimates at the date of this report, and the Company does not promise to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Overview
• Founded 1875 in Camden, Maine
• Common Stock CAC trades on AMEX
• Profile
– Total Assets - $1.8 billion
– Assets under Administration - $925 million
– Total Households - 45,600
– Employees – 324
– Banking Centers - 27

Camden National Bank

Roots You Can Bank On.

Aroostook
Piscataquis
Somerset
Penobscot
Washington
Franklin
Hancock
Waldo
Kennebec
Knox
Sagadahoc
Cumberland
York
0
37.5mi
Copyright (C) 2007 SNL Financial LC. All rights reserved

ACADIA TRUST N.A.

CNC Camden National Corporation

4 Franchise Geography

Franchise Ranking
Source: SNL Financial; Bank of America and KeyBank do not provide total Maine-based assets
Top Fifteen Banks in Maine by Asset Size
Total Assets (000's)
Institution Name As of June 30, 2007
TD Banknorth, National Association $43,027,878
Bangor Bancorp, MHC $2,078,791
Camden National Corporation $1,761,103
First National Lincoln Corporation $1,161,274
Gardiner Savings Institution, FSB $976,444
Norway Bancorp, MHC $835,076
Bar Harbor Bankshares $833,450
Machias Bancorp, MHC $795,958
Gorham Bancorp, MHC $739,323
Kennebunk Savings Bank $719,275
Saco & Biddeford Savings Institution $674,339
Kennebec Savings Bank $610,407
Union Bankshares Company $565,426
Androscoggin Bancorp, MHC $564,767
Northeast Bancorp $556,866

6 Loan and Deposit Growth $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2002 2003 2004 2005 2006 Q2-07 Loans Deposits ($ in millions)

7 Return On Equity 15.38% 15.85% 15.97% 16.99% 18.40% 17.97% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 19.0% 2002 2003 2004 2005 2006 Q2-07 * * Q2-07 year to date results annualized

8 Diluted EPS growth $2.11 $2.38 $2.53 $2.80 $2.93 $1.00 $1.50 $2.00 $2.50 $3.00 2002 2003 2004 2005 2006

Strategic Focus
• Maximizing Shareholder Value
• Optimizing Capital
• “Block and Tackle” Banking
• Investing in the Business
• Merger of banking subsidiaries
• Technology infrastructure
• Deposit Group

10 Key Initiatives • Tender Offer / Trust Preferred Issuance – 2006 • Merger of banking subsidiaries – 2006 • Merger Agreement: Union Bankshares – 2007

Union Bankshares Overview
Ticker UNBH
Headquarters Ellsworth, Maine
Founded 1887
Branches 13
Total Assets
$565 Million (1)
Total Loans
$373 Million (1)
Total Deposits
$318 Million (1)
Reserves to Loans
1.14% (1)
Efficiency Ratio (LTM)
71.49% (2)
(1) At June 30, 2007
(2) Last twelve months, as of June 30, 2007

Camden National Bank
Roots You Can Bank On.

Union Trust

ACADIA TRUST N.A.

Aroostook
Piscataquis
Somerset
Penobscot
Washington
Franklin
Hancock
Waldo
Oxford
Kennebec
Androscoggin
Knox
Sagadahoc
Lincoln
Cumberland
York
0
37.5 mi
Copyright (C) 2007 SNL Financial LC. All rights reserved

CNC Camden National Corporation

12 Acquisition – Pro Forma Map

Acquisition – Terms
Purchase Price per share
$68.00 (1)
Consideration 60% stock / 40% cash
Fixed Exchange Ratio 1.9106
Aggregate Purchase Price
$72.5 Million (1)
Premium to Market
33% (2)
Price to Book/Tangible Book
174% / 205% (3)
Price to LTM Earnings
18.6x (3)
Anticipated Closing January 2008
(1) The actual purchase price at closing will vary with changes in CAC’s stock price.
The purchase price reflects a CAC stock price of $35.59
(2) Based on the August 13, 2007 closing price of UNBH
(3) Financial data as of June 30, 2007

Acquisition – Compatibility
• Two 100+ year old Maine-based institutions
• Contiguous geography
• Comparable corporate culture
• Focus on the customer experience
• Conservative credit approach
• Operational similarities

Acquisition – Execution
• Experienced senior management team
• Merger of banking subsidiaries: operational
template
• Achievable cost savings and growth
assumptions
• Compatible cultures
Manageable Execution Risk

Acquisition – Financial Impact
2008 2009
EPS Accretion < 1% 4% - 5%
Cost Savings (1)
16% 25%
(1) Cost Savings are expressed as a percentage of UNBH’s 2007 annualized non-interest expense
• The legal transaction is expected to be completed in January 2008
• Operational integration is expected to be completed by the end of the first quarter in 2008
• Full cost savings are expected to be realized in 2009.

17 Visit our website for a wide range of products and latest financial reports: www.camdennational.com